UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

Interactive Data Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31555	13-3668779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 687-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

This report amends our current report on Form 8-K filed with the United States Securities and Exchange Commission on February 6, 2013 to provide the omitted Second Amendment, dated as of February 6, 2013, to the Credit Agreement, dated as of July 29, 2010, among Igloo Intermediate Corporation, Interactive Data Corporation, the lenders party thereto and Bank of America, N.A., as administrative agent (Exhibit 10.1 hereto) and the omitted Supplement to Master Guarantee Agreement, dated as of February 6, 2013, between BondEdge Solutions LLC and Bank of America, N.A., as administrative agent (Exhibit 10.2 hereto).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment, dated as of February 6, 2013, to the Credit Agreement, dated as of July 29, 2010, among Igloo Intermediate Corporation, Interactive Data Corporation, the lenders party thereto and Bank of America, N.A., as administrative agent.

10.2	Supplement to Master Guarantee Agreement, dated as of February 6, 2013, between BondEdge Solutions LLC and Bank of America, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2013	INTERACTIVE DATA CORPORATION

/s/ VINCENT A. CHIPPARI
Vincent A. Chippari Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Second Amendment, dated as of February 6, 2013, to the Credit Agreement, dated as of July 29, 2010, among Igloo Intermediate Corporation, Interactive Data Corporation, the lenders party thereto and Bank of America, N.A., as administrative agent.

10.2	Supplement to Master Guarantee Agreement, dated as of February 6, 2013, between BondEdge Solutions LLC and Bank of America, N.A., as administrative agent.

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